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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported)  March 12, 1999
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                          Image Guided Technologies, Inc.
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                (Exact name of registrant as specified in its charter)

           Colorado                    1-12189               84-1139082
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        (State or other             (Commission         (I.R.S. Employer
         jurisdiction               File Number)       Identification No.)
        of incorporation)

            5710-B Flatiron Parkway, Boulder, Colorado         80301
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          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code  (303) 447-0248
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          (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

    Effective March 12, 1999, Barry Reifler resigned as the Company's Vice President and Chief Financial Officer to pursue other business opportunities.

    Effective March 29, 1999, Mr. William O'Connor was appointed as the Company's Treasurer. Mr. O'Connor continues to serve as Vice President of the Company and Chief Operating Officer. Mr. O'Connor has also served as Executive Vice President and Chief Operating Officer of Erbtec Engineering, Inc., a division of Colorado MEDtech, Inc., a medical electronics OEM company, from July 1995 through February 1998; Vice President of Sales and Marketing, Medgraphics, Inc., from July 1994 through June 1995; Senior Vice President of Sales and Marketing, Valleylab, Inc., a division of Pfizer, Inc., April 1989 through June 1994; and Adjunct Professor of Marketing and Strategy, University of Phoenix, June 1994 through March 1998.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Image Guided Technologies, Inc.
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                                       (Registrant)

March 29, 1999                         By /s/ Paul Ray
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(Date)                                 (Signature)
                                       Chairman of the Board and
                                       Chief Executive Officer